                                  Exhibit 99.3

Series 2001-2 Monthly Certificateholders' Statement for the month of August 2001

                                                                   Series 2001-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

       Date of the Certificate                  September 10, 2001
       Monthly Period ending                       August 31, 2001
       Determination Date                       September 10, 2001
       Distribution Date                        September 17, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
101  Amortization Period                                                                                   No               101
102  Early Amortization Period                                                                             No               102
103  Class A Investor Amount paid in full                                                                  No               103
104  Class B Investor Amount paid in full                                                                  No               104
105  Collateral Interest Amount paid in full                                                               No               105
106  Saks Incorporated is the Servicer                                                                     Yes              106
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
===================================================================================================================================
                                                                                                        as of the end of
                                                                   as of the end of the                   the relevant
                                                                   prior Monthly Period                  Monthly Period
                                                                   --------------------                 ----------------
107  Series 2001-2 Investor Amount                                   $    434,250,000       107(a)        $450,000,000      107(b)
108  Class A Investor Amount                                         $    333,000,000       108(a)        $333,000,000      108(b)
109  Class B Investor Amount                                         $     36,000,000       109(a)        $ 36,000,000      109(b)
110  Class C Investor Amount                                         $     65,250,000       110(a)        $ 65,250,000      110(b)
111  Class D Investor Amount                                         $     15,750,000       111(a)        $ 15,750,000      111(b)

112  Series 2001-2 Adjusted Investor Amount                          $    450,000,000       112(a)        $450,000,000      112(b)
113  Class A Adjusted Investor Amount                                $    333,000,000       113(a)        $333,000,000      113(b)
114  Principal Account Balance with respect to Class A               $              -       114(a)        $          -      114(b)
115  Class B Adjusted Investor Amount                                $     36,000,000       115(a)        $ 36,000,000      115(b)
116  Principal Account Balance with respect to Class B               $              -       116(a)        $          -      116(b)
117  Class C Adjusted Investor Amount                                $     65,250,000       117(a)        $ 65,250,000      117(b)
118  Principal Account Balance with respect to Class C               $              -       118(a)        $          -      118(b)
119  Class D Investor Amount                                         $     15,750,000       119(a)        $ 15,750,000      119(b)

                                                                                                        for the relevant
                                                                                                         Monthly Period
                                                                                                        ----------------
120  Series 2001-2 average Adjusted Investor Amount                                                       $450,000,000      120
121  Class A average Adjusted Investor Amount                                                             $333,000,000      121
122  Class B average Adjusted Investor Amount                                                             $ 36,000,000      122
123  Class C average Adjusted Investor Amount                                                             $ 65,250,000      123
124  Class D average Investor Amount                                                                      $ 15,750,000      124

125  Class A Certificate Rate                                                                               3.88000%        125
126  Class B Certificate Rate                                                                               4.29000%        126
127  Class C Certificate Rate                                                                               5.14000%        127

                                                                                                        as of the end of
                                                                     for the relevant                     the relevant
                                                                      Monthly Period                     Monthly Period
                                                                     ----------------                   ----------------
128  Series 2001-2 Investor Percentage with respect to
     Finance Charge Receivables                                           40.03%            128(a)            40.01%        128(b)
129  Class A                                                              29.62%            129(a)            29.61%        129(b)
130  Class B                                                               3.20%            130(a)             3.20%        130(b)
131  Class C                                                               5.80%            131(a)             5.80%        131(b)
132  Class D                                                               1.40%            132(a)             1.40%        132(b)

133  Series 2001-2 Investor Percentage with respect to
     Principal Receivables                                                40.03%            133(a)            40.01%        133(b)
134  Class A                                                              29.62%            134(a)            29.61%        134(b)
135  Class B                                                               3.20%            135(a)             3.20%        135(b)
136  Class C                                                               5.80%            136(a)             5.80%        136(b)
137  Class D                                                               1.40%            137(a)             1.40%        137(b)

138  Series 2001-2 Investor Percentage with respect to
     Allocable Amounts                                                    40.03%            138(a)            40.01%        138(b)
139  Class A                                                              29.62%            139(a)            29.61%        139(b)
140  Class B                                                               3.20%            140(a)             3.20%        140(b)
141  Class C                                                               5.80%            141(a)             5.80%        141(b)
142  Class D                                                               1.40%            142(a)             1.40%        142(b)

                                                                                                                        Page 1 of 5

                                                                                                                     Series 2001-2
----------------------------------------------------------------------------------------------------------------------------------
                                               Series 2001-2 Investor Distributions
==================================================================================================================================
143  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                      $          -      143
144  Class A distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      144
145  Class B distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      145
146  Class C distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      146
147  Class D distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                         $          -      147
147  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       3.56      147
148  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       3.93      148
149  Class C distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $       4.71      149
150  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                                     $          -      150
151  Monthly Servicing Fee for the next succeeding Distribution Date per
     $1,000 of original principal amount                                                                  $       1.67      151

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                                              Collections Allocated to Series 2001-2
==================================================================================================================================
152  Series allocation of collections of Principal Receivables                                            $ 81,433,544      152
153  Class A                                                                                              $ 60,260,823      153
154  Class B                                                                                              $  6,514,684      154
155  Class C                                                                                              $ 11,807,864      155
156  Class D                                                                                              $  2,850,174      156

157  Series allocation of collections of Finance Charge Receivables                                       $  8,929,434      157
158  Class A                                                                                              $  6,607,781      158
159  Class B                                                                                              $    714,355      159
160  Class C                                                                                              $  1,294,768      160
161  Class D                                                                                              $    312,530      161

     Available Funds
     ---------------
162  Class A Available Funds                                                                              $  6,607,781      162
163  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                      $          -      163
164  Principal Investment Proceeds to be included in Class A Available Funds                              $          -      164
165  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class A Available funds                                                                  $          -      165

166  Class B Available Funds                                                                              $    714,355      166
167  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                      $          -      167
168  Principal Investment Proceeds to be included in Class B Available Funds                              $          -      168

169  Class C Available Funds                                                                              $  1,294,768      169
170  The amount to be withdrawn from the Reserve Account to be included in Collateral
     Interest Available Funds                                                                             $          -      170
171  Principal Investment Proceeds to be included in Collateral Interest Available
     Funds                                                                                                $          -      171
172  Class D Available Funds                                                                              $    312,530      172

----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
==================================================================================================================================
     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest
     with respect to interest amounts that were due but not paid on a prior Distribution date             $  1,184,370      172
173  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee
     for the related Distribution Date                                                                    $          -      173
174  Class A Allocable Amount                                                                             $  1,429,936      174
175  An amount to be included in the Excess Spread                                                        $  3,993,475      175

                                                                                                                       Page 2 of 5

                                                                                                                    Series 2001-2

     Class B
     -------
176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts
     that were due but not paid on a prior Distribution date                                              $    141,570      176
177  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                              $          -      177
178  An amount to be included in the Excess Spread                                                        $    572,785      178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class C Servicing fee for the related Distribution Date                                              $          -      179
180  An amount to be included in the Excess Spread                                                        $  1,294,768      180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal
     to Class D Servicing fee for the related Distribution Date                                           $          -      181
182  An amount to be included in the Excess Spread                                                        $    312,530      182

181  Available Excess Spread                                                                              $  6,173,558      181
182  Available Shared Excess Finance Charge Collections                                                   $          -      182
183  Total Cash Flow available for Series 2001-2 waterfall                                                $  6,173,558      183

184  Fund any Class A Required Amount                                                                     $          -      184
185  Class A Investor Charge Offs which have not been previously reimbursed                               $          -      185
186  Class B Required Amount to the extent attributable to line 176 and line 177                          $          -      186
187  Class B Allocable Amount                                                                             $    154,588      187
188  Excess of the Required Reserve Account Amount over the amount held in the Reserve
     Account                                                                                              $          -      188
189  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount
     to the Class A Investor Amount                                                                       $          -      189
190  Class C Monthly Interest for the related Distribution Date,  plus the amount of any
     Class C Monthly Interest previously due but not paid plus any additional interest with
     respect to interest amounts that were due but not  paid on a prior Distribution date                 $    307,436      190
191  Servicing Fee due for the relevant Monthly Period and not paid above plus
     any amounts previously due but not distributed to the Servicer                                       $    375,000      191
192  Class C Allocable Amount                                                                             $    280,190      192
193  Class D Allocable Amount                                                                             $     67,632      193
194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class C Investor Amount to the Class A
     or Class B Investor Amount                                                                           $          -      194
195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A
     or Class B or Class C Investor Amount                                                                $          -      195
196  Excess of the Required Spread Account Amount over the available Spread Account
     Amount                                                                                               $          -      196
197  The aggregate of any other amounts, if any, then due to the Collateral Interest                      $          -      197
198  Shared Excess Finance Charge Collections                                                             $  4,988,712      198

---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
=================================================================================================================================
199  Available Principal Collections held in the Collection Account                                       $ 81,433,544      199
200  Controlled Accumulation Amount for the Monthly Period                                                $          -      200
201  Deficit Controlled Accumulation Amount                                                               $          -      201
202  Principal Collections deposited for the Monthly Period                                               $          -      202

203  Class A Monthly Principal                                                                            $          -      203

204  Class B Monthly Principal (only after payout of Class A or the accumulation of                       $          -      204
     the Class A Investor Amount)
205  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A Monthly Principal                                     $ 81,433,544      205
206  Controlled Deposit Amount less Class A Monthly Principal                                             $          -      206

207  Class C Monthly Principal (only after payout of Class A and Class B
     or the accumulation of the Class A and Class B Investor Amount)                                      $          -      207
208  Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B
     Monthly Principal                                                                                    $ 81,433,544      208
209  Controlled Deposit Amount less Class A and Class B Monthly Principal                                 $          -      209

                                                                                                                        Page 3 of 5

                                                                                                                     Series 2001-2

210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                                             $          -      210
211  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B, and CTO Monthly Principal                              $ 81,433,544      211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                       $          -      212

----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==================================================================================================================================
213  Reallocated Principal Collections                                                                    $          -      213
214  Class D Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      214
215  Class C Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      215
216  Class B Subordinated Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                             $          -      216

----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================
                                                                                     %                       Amount
                                                                                   ------                 ------------
217  Series 2001-2 Default Amount                                                  40.03%     217(a)      $  1,932,345      217(b)
218  Class A Investor Default Amount                                               29.62%     218(a)      $  1,429,936      218(b)
219  Class B Investor Default Amount                                                3.20%     219(a)      $    154,588      219(b)
220  Class C Investor Default Amount                                                5.80%     220(a)      $    280,190      220(b)
221  Class D Investor Default Amount                                                1.40%     221(a)      $     67,632      221(b)

222  Series 2001-2 Adjustment Amount                                                                      $          -      222
223  Class A Adjustment Amount                                                                            $          -      223
224  Class B Adjustment Amount                                                                            $          -      224
225  Class C Adjustment Amount                                                                            $          -      225
226  Class D Adjustment Amount                                                                            $          -      226

227  Series 2001-2 Allocable Amount                                                                       $  1,932,345      227
228  Class A Allocable Amount                                                                             $  1,429,936      228
229  Class B Allocable Amount                                                                             $    154,588      229
230  Class C Allocable Amount                                                                             $    280,190      230
231  Class D Allocable Amount                                                                             $     67,632      231

----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================
231  Class A Required Amount                                                                              $          -      231
232  Class A Monthly Interest for current Distribution Date                                               $  1,184,370      232
233  Class A Monthly Interest previously due but not paid                                                 $          -      233
234  Class A Additional Interest for prior Monthly Period or previously due but not paid                  $          -      234
235  Class A Allocable Amount for current Distribution Date                                               $  1,429,936      235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      236

237  Class B Required Amount                                                                              $          -      237
238  Class B Monthly Interest for current Distribution Date                                               $    141,570      238
239  Class B Monthly Interest previously due but not paid                                                 $          -      239
240  Class B Additional Interest for prior Monthly Period or previously due but not paid                  $          -      240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      241
242  Excess of Class B Allocable Amount over funds available to make payments                             $          -      242

243  Class C Required Amount                                                                              $          -      243
244  Class C Monthly Interest for current Distribution Date                                               $    307,436      244
245  Class C Monthly Interest previously due but not paid                                                 $          -      245
246  Class C Additional Interest for prior Monthly Period or previously due but not paid                  $          -      246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -      247
248  Excess of Class C Allocable Amount over funds available to make payments                             $          -      248

----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
==================================================================================================================================
     Class A
     -------
249  Class A Investor Amount reduction                                                                    $          -      249
250  Class A Investor Charge Off                                                                          $          -      250

     Class B
     -------
251  Class B Investor Amount reduction                                                                    $          -      251
252  Class B Investor Charge Off                                                                          $          -      252
253  Reductions of the Class B Investor Amount due to Class A Allocable Amount                            $          -      253
254  Reallocated Principal Collections applied to Class A                                                 $          -      254

                                                                                                                       Page 4 of 5

                                                                                                                     Series 2001-2

     Class C
     -------
255  Class C Investor Amount reduction                                                                    $          -      255
256  Class C Investor Charge Off                                                                          $          -      256
257  Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                                    $          -      257
258  Reallocated Principal Collections applied to Class A and Class B                                     $          -      258

     Class D
     -------
259  Class D Investor Amount reduction                                                                    $          -      259
260  Class D Investor Charge Off                                                                          $          -      260
261  Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
     Allocable Amounts                                                                                    $          -      261
262  Reallocated Principal Collections applied to Class A, Class B, and Class C                           $          -      262

----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
==================================================================================================================================
263  Series 2001-2 Servicing Fee                                                                          $    375,000      263
264  Class A Servicing Fee                                                                                $    277,500      264
265  Class B Servicing Fee                                                                                $     30,000      265
266  Class C Servicing Fee                                                                                $     54,375      266
267  Class D Servicing Fee                                                                                $     13,125      267

----------------------------------------------------------------------------------------------------------------------------------
                                                          Spread Account
==================================================================================================================================
268  Beginning balance of Spread Account                                                                  $          -      268
269  Required Spread Account Amount                                                                               0         269
270  Required Spread Account Percentage                                                                        0.00%        270
271  Deposits to the Spread Account pursuant to line 188                                                  $          -      271
272  Withdrawals from the Spread Account                                                                  $          -      272
273  Ending balance of Spread Account                                                                     $          -      273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)                            12.10%        274
275  Average Excess Spread Percentage                                                                          9.69%        275

----------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
==================================================================================================================================
276  Required Reserve Account Amount (if applicable)                                                           N/A          276
277  Reserve Account reinvestment rate (if applicable)                                                         N/A          277
278  Reserve Account reinvestment earnings                                                                $          -      278
279  Reserve Account balance                                                                              $          -      279

280  Accumulation Period Length                                                                             12 months       280

----------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
==================================================================================================================================
281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
     Collections from other Series)                                                                           18.06%        281
282  Base Rate for Monthly Period                                                                              5.96%        282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)                       12.10%        283
284  Three month average of Portfolio Yield minus Base Rate                                                    9.69%        284


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 2001.

       Saks Incorporated,
       as Servicer

       By  /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5